Exhibit 99.1 Corporate presentation June 2021Exhibit 99.1 Corporate presentation June 2021

Forward-Looking Statements and Disclaimer Statements in this Presentation that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding BridgeBio Pharma, Inc.’s (the “Company’s”) research and clinical development plans, expected manufacturing capabilities, commercialization and general strategy, regulatory matters, market size and opportunity, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and the Company’s ability to complete certain milestones. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential,” “should,” “could,” “aim,” “estimate,” “predict,” “continue” and similar expressions or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing therapeutic products, the success, cost, and timing of the Company’s product candidate development activities and ongoing and planned preclinical studies and clinical trials, including for its four (4) core value driver programs, the success and timing of clinical trial results, the success of its clinical trial designs, the fact that successful preliminary clinical trial results may not result in future clinical trial successes and/or product approvals, trends in the industry, the legal and regulatory framework for the industry, the success of the Company’s engagement with the U.S. Food and Drug Administration (“FDA”) and other regulatory agencies, the Company’s ability to obtain and maintain regulatory TM TM approval for its product candidates and FDA-approved products, including NULIBRY (fosdenopterin) for the treatment of MoCD Type A and TRUSELTIQ (infigratinib) for the treatment of adults with previously treated, unresectable locally advanced or metastatic cholangiocarcinoma with a fibroblast growth factor receptor 2 (FGFR2) fusion or other rearrangement as detected by an FDA-approved test, the Company’s ability to receive approval for and commercialize its product candidates and FDA-approved products, including NULIBRY and TRUSELTIQ, the success of current and future agreements with third parties in connection with the development or commercialization of the Company’s product candidates and FDA-approved products, including NULIBRY and TRUSELTIQ, the size and growth potential of the market for the Company’s product candidates and FDA-approved products, including NULIBRY and TRUSELTIQ, the accuracy of the Company’s estimates regarding expenses, future revenue, future expenditures and needs for and ability to obtain additional financing, the Company’s ability to obtain and maintain intellectual property protection for its product candidates and approved products, including NULIBRY and TRUSELTIQ, the potential for NULIBRY as the first and only FDA-approved therapy for MoCD Type A, the efficacy of each of NULIBRY and TRUSELTIQ, the safety profile of each of NULIBRY and TRUSELTIQ, plans for the supply, manufacturing and distribution of each of NULIBRY and TRUSELTIQ, the competitive environment and clinical and therapeutic potential of each of NULIBRY and TRUSELTIQ, potential adverse impacts due to the ongoing global COVID-19 pandemic such as delays in clinical trials, preclinical work, overall operations, regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems and disruption of the global economy, and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, many of which are beyond the Company’s control, the events or circumstances referred to in the forward-looking statements, express or implied, may not occur. The actual results may vary from the anticipated results and the variations may be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak to the Company’s current beliefs and expectations only as of the date this Presentation is given. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Presentation in the event of new information, future developments or otherwise. No representation is made as to the safety or effectiveness of the product candidates for the therapeutic use for which such product candidates are being studied. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for TM convenience, the trademarks and trade names in this Presentation are referred to without the ® and symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 2Forward-Looking Statements and Disclaimer Statements in this Presentation that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding BridgeBio Pharma, Inc.’s (the “Company’s”) research and clinical development plans, expected manufacturing capabilities, commercialization and general strategy, regulatory matters, market size and opportunity, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and the Company’s ability to complete certain milestones. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential,” “should,” “could,” “aim,” “estimate,” “predict,” “continue” and similar expressions or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing therapeutic products, the success, cost, and timing of the Company’s product candidate development activities and ongoing and planned preclinical studies and clinical trials, including for its four (4) core value driver programs, the success and timing of clinical trial results, the success of its clinical trial designs, the fact that successful preliminary clinical trial results may not result in future clinical trial successes and/or product approvals, trends in the industry, the legal and regulatory framework for the industry, the success of the Company’s engagement with the U.S. Food and Drug Administration (“FDA”) and other regulatory agencies, the Company’s ability to obtain and maintain regulatory TM TM approval for its product candidates and FDA-approved products, including NULIBRY (fosdenopterin) for the treatment of MoCD Type A and TRUSELTIQ (infigratinib) for the treatment of adults with previously treated, unresectable locally advanced or metastatic cholangiocarcinoma with a fibroblast growth factor receptor 2 (FGFR2) fusion or other rearrangement as detected by an FDA-approved test, the Company’s ability to receive approval for and commercialize its product candidates and FDA-approved products, including NULIBRY and TRUSELTIQ, the success of current and future agreements with third parties in connection with the development or commercialization of the Company’s product candidates and FDA-approved products, including NULIBRY and TRUSELTIQ, the size and growth potential of the market for the Company’s product candidates and FDA-approved products, including NULIBRY and TRUSELTIQ, the accuracy of the Company’s estimates regarding expenses, future revenue, future expenditures and needs for and ability to obtain additional financing, the Company’s ability to obtain and maintain intellectual property protection for its product candidates and approved products, including NULIBRY and TRUSELTIQ, the potential for NULIBRY as the first and only FDA-approved therapy for MoCD Type A, the efficacy of each of NULIBRY and TRUSELTIQ, the safety profile of each of NULIBRY and TRUSELTIQ, plans for the supply, manufacturing and distribution of each of NULIBRY and TRUSELTIQ, the competitive environment and clinical and therapeutic potential of each of NULIBRY and TRUSELTIQ, potential adverse impacts due to the ongoing global COVID-19 pandemic such as delays in clinical trials, preclinical work, overall operations, regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems and disruption of the global economy, and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, many of which are beyond the Company’s control, the events or circumstances referred to in the forward-looking statements, express or implied, may not occur. The actual results may vary from the anticipated results and the variations may be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak to the Company’s current beliefs and expectations only as of the date this Presentation is given. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Presentation in the event of new information, future developments or otherwise. No representation is made as to the safety or effectiveness of the product candidates for the therapeutic use for which such product candidates are being studied. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for TM convenience, the trademarks and trade names in this Presentation are referred to without the ® and symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. 2

BridgeBio Pharma: Hope through rigorous science Our mission: To discover, create, test and deliver transformative medicines to treat patients who suffer from genetic diseases and cancers with clear genetic drivers 3BridgeBio Pharma: Hope through rigorous science Our mission: To discover, create, test and deliver transformative medicines to treat patients who suffer from genetic diseases and cancers with clear genetic drivers 3

Our 2025 vision – A leading player in genetic medicine Multiple best-in-class or first-in-class products in blockbuster markets, with a total of 4+ NDAs on file Patient-centric global commercial infrastructure World-class drug discovery and development platform Broad network of >40 university partnerships Multiple therapeutic modalities, many diseases Deep pipeline of 30+ R&D programs 4Our 2025 vision – A leading player in genetic medicine Multiple best-in-class or first-in-class products in blockbuster markets, with a total of 4+ NDAs on file Patient-centric global commercial infrastructure World-class drug discovery and development platform Broad network of >40 university partnerships Multiple therapeutic modalities, many diseases Deep pipeline of 30+ R&D programs 4

Context #1: 2021 is a critical year for BridgeBio Value to patients and investors Returns to scale 4 clinical trial readouts in $750 M+ markets: ADH1, ATTR, achondroplasia, CAH 2015 2020 2021 2022 2 NDAs accepted for priority review 8 new clinical trials initiated 4 later-stage trials fully enrolled 5 INDs submitted 12 new programs 5 5 strategic collaborations with universities or geographic partners Context #1: 2021 is a critical year for BridgeBio Value to patients and investors Returns to scale 4 clinical trial readouts in $750 M+ markets: ADH1, ATTR, achondroplasia, CAH 2015 2020 2021 2022 2 NDAs accepted for priority review 8 new clinical trials initiated 4 later-stage trials fully enrolled 5 INDs submitted 12 new programs 5 5 strategic collaborations with universities or geographic partners

Context #2: The opportunity to help patients remains large



8,000
>50
Number of monogenic diseases
Number with approved product(s)

Thousands of distinct diseases requiring novel therapeutic options

8

$1B+
opportunities in the pipeline

1) **Acoramidis** for ATTR CM and PN
2) **Low-dose infigratinib** for achondroplasia
3) **AAV5 gene therapy** for congenital adrenal hyperplasia
4) **High-dose infigratinib** for adjuvant urothelial carcinoma
5) **Pan-mutant KRAS inhibitor** for KRAS+ cancer
6) **SHP2 inhibitor** for RAS and kinase mutant cancer
7) **GPX4 inhibitor** for multiple tumor types
8) **GO1 inhibitor** for frequent kidney stone formers

6

Context #3: Still Day 1 for innovation within genetic medicine New Therapeutic Macromolecules Molecular Systems Clinical Diagnosis Modalities • Whole genome sequencing of rare disease patients in UK • Antisense oligonucleotides • Mass spectrometry + DNA RNA Protein Biobank coming of age st metabolomics give us 1 snap • CryoEM • gnomAD • GTEx • Expanded sequencing led to • Gene therapy continues of purine bio-synthesis • DeepMind • ENCODE3 • Single cell novel causal variants in 28 maturing sequencing genetic disorders advances 16 FDA approvals for GTEx tissues drugs targeting rare genetic D F diseases or genetically Deconvolution of 7 cell types defined cancers in 2020 G H Interaction QTLs I 7Context #3: Still Day 1 for innovation within genetic medicine New Therapeutic Macromolecules Molecular Systems Clinical Diagnosis Modalities • Whole genome sequencing of rare disease patients in UK • Antisense oligonucleotides • Mass spectrometry + DNA RNA Protein Biobank coming of age st metabolomics give us 1 snap • CryoEM • gnomAD • GTEx • Expanded sequencing led to • Gene therapy continues of purine bio-synthesis • DeepMind • ENCODE3 • Single cell novel causal variants in 28 maturing sequencing genetic disorders advances 16 FDA approvals for GTEx tissues drugs targeting rare genetic D F diseases or genetically Deconvolution of 7 cell types defined cancers in 2020 G H Interaction QTLs I 7

Product platform: Our drug engineering platform leverages and efficiently translates innovation to therapies that matter Discover Create Test Deliver Novel genetic Medicines with industry- Our drugs through global Our products to patients through disease targets leading research capabilities development footprint commercial infrastructure Computational genomics, Molecular dynamics assisted 20 ongoing trials across >450 Global infrastructure, systemic disease mapping, chemistry, gene therapy, sites and 26 countries, central diagnostics, patient support, broad network of academic therapeutic proteins, antisense operations toolkit and analytics disease state awareness partnerships oligos 8Product platform: Our drug engineering platform leverages and efficiently translates innovation to therapies that matter Discover Create Test Deliver Novel genetic Medicines with industry- Our drugs through global Our products to patients through disease targets leading research capabilities development footprint commercial infrastructure Computational genomics, Molecular dynamics assisted 20 ongoing trials across >450 Global infrastructure, systemic disease mapping, chemistry, gene therapy, sites and 26 countries, central diagnostics, patient support, broad network of academic therapeutic proteins, antisense operations toolkit and analytics disease state awareness partnerships oligos 8

Product platform: BridgeBio is a people and a process Scientific insight and judgment from industry leaders with a proven track record Discover Charles Homcy, MD Frank McCormick, PhD Richard Scheller, PhD Len Post, PhD Phil Reilly, MD, JD Founder and Chairman of Founder and Chairman of Advisor Advisor Chairman of R&D Pharmaceuticals Oncology Experienced team of R&D operators responsible for 100+ INDs and 20+ approved products Mendelian Oncology Create Uma Sinha, PhD Robert Zamboni, PhD Eli Wallace, PhD Pedro Beltran, PhD Susan Moran, MD Chief Scientific Officer Chemistry Chief Scientific Officer, SVP, Oncology Chief Medical Officer, Oncology QED Therapeutics 9Product platform: BridgeBio is a people and a process Scientific insight and judgment from industry leaders with a proven track record Discover Charles Homcy, MD Frank McCormick, PhD Richard Scheller, PhD Len Post, PhD Phil Reilly, MD, JD Founder and Chairman of Founder and Chairman of Advisor Advisor Chairman of R&D Pharmaceuticals Oncology Experienced team of R&D operators responsible for 100+ INDs and 20+ approved products Mendelian Oncology Create Uma Sinha, PhD Robert Zamboni, PhD Eli Wallace, PhD Pedro Beltran, PhD Susan Moran, MD Chief Scientific Officer Chemistry Chief Scientific Officer, SVP, Oncology Chief Medical Officer, Oncology QED Therapeutics 9

Our pipeline spans multiple therapeutic areas with numerous upside opportunities

Small molecule | Topical small molecule | Biologics | Antisense oligo | Gene therapy

Portfolio segment	Program	Drug mechanism	Diseases	Patient pop. (US+EU)	Modality	Preclinical / Clinical (Discovery, IND-enabling, Phase1, Phase 2, Phase 3)
Mendelian	Acoramidis	TTR stabilizer	ATTR-CM	>400K	Small molecule	
	NULIBRY™ (fosdenopterin)	cPMP replacement	MoCD type A	100	Small molecule	Approved
	Infigratinib	Low-dose FGFR1-3i	Achondroplasia	55K	Small molecule	
	Encaleret	CaSR antagonist	ADH1 / HP	12K[1] / 200K	Small molecule	
	BBP-418	Glycosylation substrate	LGMD2i	7K	Small molecule	
	BBP-671	PanK activator	PKAN / OA	7K	Small molecule	
	BBP-711	GO1 inhibitor	PH1 / FSF	5K / 1.5M	Small molecule	
	BBP-472	PI3Kβi	PTEN autism	120K	Small molecule	
	4 undisclosed small molecule programs			>500K	Small molecule	
	4 undisclosed antisense oligonucleotide programs			>300K	Antisense oligo	
Genetic Derm	BBP-589	Recombinant COL7	RDEB	1.5K	Biologics	
	BBP-681	Topical PI3Kai	VM / LM	117K	Topical small molecule	
	BBP-561	Topical KLK 5/7i	Netherton	11K	Topical small molecule	
Targeted Oncology	TRUSELTIQ™ (infigratinib)	FGFR1-3i	3 FGFR+ tumor programs[2]	37K	Small molecule	Approved
	BBP-398	SHP2i	Multiple tumors	>500K	Small molecule	
	BBP-454	Pan-mutant KRASi	3 KRAS+ tumors programs	>500K	Small molecule	
	BBP-954	GPX4i	Multiple tumors	>500K	Small molecule	
Gene Therapy	BBP-631	21-OH gene therapy	CAH	>75K	Gene therapy	
	BBP-812	ASPA gene therapy	Canavan	1K	Gene therapy	
	BBP-815	TMC1 gene therapy	Genetic hearing loss	10K	Gene therapy	
	4 undisclosed AAV gene therapy programs			150K	Gene therapy	

1 US carriers
2 Truseltiq approved for 2L+ CCA

10

Product pipeline: Layers of de-risking and upside

Future pipeline catalysts and long-term growth

Targeted oncology (FGFR3 in UC, SHP2, KRAS)

Common mendelian (LGMD2i, RDEB, PKAN, VM)

Validation of asset picking and execution

Near-term major catalysts from 4 core value drivers
(ATTR, ADH1, achondroplasia, CAH)

Proving ground and revenue

2 FDA approvals in 2021

Nulibry (fosdenopterin) for injection | *MoCD Type A*

TRUSELTIQ (infigratinib) capsules | *2L+ CCA*

Assumes achievement of anticipated milestones

11

Significant milestones for BridgeBio in the next 12 months


ENDO 2021 data:
100% response rate
Q1 '21
Encaleret for ADH1:
Ph2 data
Q4 '21
Acoramidis for ATTR:
Ph3 data
1H '22
Low-dose infigratinib
for achon: Ph2 data
Mid '22
Gene therapy for
CAH: Ph1 data
Value to patients and shareholders

Growth potential this year:

- Positive pivotal data in a multi-billion market
- Positive POC data in multiple blockbuster indications
- Transition to commercial-stage biopharma company

Assumes achievement of anticipated milestones

12

Art
ATTR-CM patient

Acoramidis (AG10) for transthyretin (TTR) amyloidosis (ATTR)

ATTR overview

Prevalence
400,000+ worldwide, largely undiagnosed today

Genetic driver
Destabilizing TTR variants or factors of aging, leading to amyloid accumulation

Pathophysiology
Systemic disease most commonly presenting as cardiomyopathy or peripheral neuropathy

Features of a potential best-in-class medicine for ATTR

Near-complete stabilization of TTR, preventing the formation of amyloid deposits

Preserve TTR tetramer, which has known beneficial roles and is highly evolutionarily conserved

Oral dosing, a convenient and flexible solution for ATTR patients and their families

13

In under two years, ATTR is already a $2B+ market with major upside potential 1 Global annual ATTR market sales $B Significant potential future ATTR market growth $2.3 driven by: +71% $1.7 ▪ Increasing diagnosis in established $1.7 geographies (23.5K patients diagnosed in US is a fraction of $0.8 $0.1 >400K global prevalence) $0.7 $0.6 ▪ Patient finding in new geographies 2 2019 2020 2021 Actuals Annualized 1 ATTR market includes all approved drugs for ATTR-PN and ATTR-CM, Includes sales from Waylivra 2 First ATTR-CM sales occurred in Q2 2019 14 14In under two years, ATTR is already a $2B+ market with major upside potential 1 Global annual ATTR market sales $B Significant potential future ATTR market growth $2.3 driven by: +71% $1.7 ▪ Increasing diagnosis in established $1.7 geographies (23.5K patients diagnosed in US is a fraction of $0.8 $0.1 >400K global prevalence) $0.7 $0.6 ▪ Patient finding in new geographies 2 2019 2020 2021 Actuals Annualized 1 ATTR market includes all approved drugs for ATTR-PN and ATTR-CM, Includes sales from Waylivra 2 First ATTR-CM sales occurred in Q2 2019 14 14

Acoramidis was designed to treat ATTR at its source Native TTR circulates Monomers aggregate, Dissociation into in blood as a tetramer causing disease monomers initiates pathogenesis ~130 known destabilizing mutations Disease mechanism Protective T119M mutation Therapeutic Acoramidis was designed to mimic protective T119M mutation by stabilizing hypothesis TTR tetramers to slow or halt disease progression 15Acoramidis was designed to treat ATTR at its source Native TTR circulates Monomers aggregate, Dissociation into in blood as a tetramer causing disease monomers initiates pathogenesis ~130 known destabilizing mutations Disease mechanism Protective T119M mutation Therapeutic Acoramidis was designed to mimic protective T119M mutation by stabilizing hypothesis TTR tetramers to slow or halt disease progression 15

Acoramidis has been well-tolerated and demonstrated near-complete TTR stabilization in preclinical, Phase 1, and Phase 2 studies

Phase 2 safety summary[1]

	Placebo N = 17	Acoramidis (pooled doses) N = 32
Any Adverse Event	**15 (88%)**	**21 (66%)**
Mild	6 (35%)	11 (34%)
Moderate	8 (47%)	9 (28%)
Severe	1 (6%)	1 (3%)
Any Serious Adverse Event	**2 (12%)**	**1 (3%)**
AF and CHF	1 (6%)[1]	0
Leg cellulitis	1 (6%)	0
Dyspnea	0	1 (3%)

Phase 2 TTR stabilization[2]



TTR stabilization at steady-state trough level
%, mean ± SEM
140
120
100
80
60
40
20
0
14
45
90
180
Visit Day

1 Judge, D.P. et al., JACC Vol. 74, No. 3, 2019:285 – 95
2 Judge, D.P. et al., American Heart Association 2019

16

Deaths and CV hospitalizations reported in acoramidis Phase 2 OLE were lower than in placebo-treated ATTR-ACT participants

All-cause mortality at 15 months
Participants died or receiving transplant (%)



-44%
15.3%
8.5%
Placebo
ATTR-ACT Phase 3
Acoramidis
Phase 2 OLE

Cardiovascular hospitalizations at 15 months
Participants with ≥1 CV hospitalization (%)



-39%
41.8%
25.5%
Placebo
ATTR-ACT Phase 3
Acoramidis
Phase 2 OLE

1 Based on routine adverse event reporting
Note: These data are based on a cross-trial comparison and not a randomized clinical trial. As a result, the values shown may not be directly comparable
Source: Judge, DP et al., American Heart Association Scientific Sessions 2019

17

ATTRibute-CM will provide 12-month functional outcome data and 30-month mortality and CV hospitalization data


12-month endpoints:
Primary: Change in 6MWD
Key secondary: Change in KCCQ
30-month endpoints:
Primary: Hierarchical composite
Key secondary: Change in 6MWD, KCCQ
Key inclusion criteria
Subjects with diagnosed ATTR-CM (WT or mutant)
NYHA Class I-III
ATTR-positive biopsy or ^{99m}Tc scan
Light chain amyloidosis excluded if diagnosis by ^{99m}Tc
800 mg acoramidis twice daily
N ~ 421
Placebo twice daily
N ~ 211
800 mg acoramidis twice daily
Screening and randomization
Part A
Part B
Tafamidis usage allowed
Open-label extension

6MWD = Six-minute walk distance KCCQ = Kansas City Cardiomyopathy Questionnaire NYHA = New York Heart Association
^{99m}Tc = Technetium labeled pyrophosphate (PYP) or bisphosphonate (e.g., DPD)
CV = cardiovascular-related

18

Higher dose of tafamidis demonstrated increased TTR stabilization and greater clinical benefit in ATTR-ACT + LTE Phase 3 ATTR-ACT study tested two doses of tafamidis (20 mg & 80 mg) vs. placebo ▪ In an analysis of ATTR-ACT combined with long-term extension (LTE), benefit of tafamidis 1 80 mg vs. 20 mg was evident on all-cause mortality ▪ At baseline, ATTR-ACT participants treated with 80 mg of tafamidis were older and had more severe evidence of 1 disease than those treated with 20 mg of tafamidis 2 ▪ Participants receiving 80 mg of tafamidis (vs. 20 mg) exhibited greater TTR stabilization Increased levels of TTR 2 1 TTR stabilization All-cause mortality stabilization may translate to improved clinical outcomes in ATTR-CM 1. Damy, T., ESC Heart Failure Association Discoveries 2020. “The Tafamidis in Transthyretin Cardiomyopathy Clinical Trial” 2. FDA CDER Clinical Pharmacology and Biopharmaceutics, Clinical Review (Vyndaqel/Vyndamax), 2019; Fourfold increase in tafamidis dose did not lead to a fourfold 19 increase in TTR stabilization due to non-linear pharmacokineticsHigher dose of tafamidis demonstrated increased TTR stabilization and greater clinical benefit in ATTR-ACT + LTE Phase 3 ATTR-ACT study tested two doses of tafamidis (20 mg & 80 mg) vs. placebo ▪ In an analysis of ATTR-ACT combined with long-term extension (LTE), benefit of tafamidis 1 80 mg vs. 20 mg was evident on all-cause mortality ▪ At baseline, ATTR-ACT participants treated with 80 mg of tafamidis were older and had more severe evidence of 1 disease than those treated with 20 mg of tafamidis 2 ▪ Participants receiving 80 mg of tafamidis (vs. 20 mg) exhibited greater TTR stabilization Increased levels of TTR 2 1 TTR stabilization All-cause mortality stabilization may translate to improved clinical outcomes in ATTR-CM 1. Damy, T., ESC Heart Failure Association Discoveries 2020. “The Tafamidis in Transthyretin Cardiomyopathy Clinical Trial” 2. FDA CDER Clinical Pharmacology and Biopharmaceutics, Clinical Review (Vyndaqel/Vyndamax), 2019; Fourfold increase in tafamidis dose did not lead to a fourfold 19 increase in TTR stabilization due to non-linear pharmacokinetics

Ongoing and planned studies of acoramidis aim to continually expand clinical evidence and addressable patient population

ATTRibute-CM Phase 3 study enrolled 632 participants and is on track for topline data in 4Q 2021

2021

ATTRibute CM
ATTR-CM
WT and hereditary
Functional outcomes

2023

ATTRibute CM
ATTR-CM
WT and hereditary
Functional outcomes
+
Composite mortality and morbidity

2024

ATTRibute PN
ATTR-PN
Hereditary
Functional outcomes

ATTRibute CM
ATTR-CM
WT and hereditary
Functional outcomes
+
Composite mortality and morbidity

2025+

Prevention in high risk populations

Head-to-head comparisons

ATTRibute PN
ATTR-PN
Hereditary
Functional outcomes

ATTRibute CM
ATTR-CM
WT and hereditary
Functional outcomes
+
Composite mortality and morbidity

20

Alexis and Jackson
ADH1 patients

Encaleret for autosomal dominant hypocalcemia type 1 (ADH1) overview

ADH1 overview

Prevalence

12K individuals harboring variants in US[1]

Genetic driver

Calcium-sensing receptor (CaSR) hyperactivation

Pathophysiology

Decreased blood calcium, elevated urine calcium, and lower parathyroid hormone secretion [2]

Features of a potential best-in-class medicine for ADH1

Direct targeting of CaSR

Normalization of all downstream effects of CaSR hyperactivity

Potential to address most common symptoms arising from altered calcium and parathyroid hormone dysregulation

Oral dosing, the first targeted therapy for ADH1 in a convenient form for patients and families

1 Dershem et al., Amer Jour of Hum Genetics, 2020; 2 Lienhardt, et al., JCEM, 2001

21

Encaleret is designed to treat ADH1 at its source by normalizing CaSR sensitivity

ADH1 disease mechanism

CaSR senses and regulates serum Ca levels


Ca^{2+}
ADH1-causing mutations hyperactivate CaSR

Hyperactive CaSR causes dysregulation of Ca homeostasis

- ↑ Ca^{2+} – Increased urinary calcium
- ↓ Ca^{2+} – Decreased serum calcium
- ↓ PTH – Decreased parathyroid hormone secretion

Acute symptoms and long-term complications

Presenting symptoms

Hypocalcemic seizures

Paresthesia

Tetany

Muscle cramps

Long-term complications

Nephrocalcinosis

Nephrolithiasis

Chronic kidney disease

Therapeutic hypothesis


Ca^{2+}

Encaleret is a CaSR inhibitor designed to normalize PTH, serum Ca and urine Ca levels, potentially resolving key symptoms of disease

22

Majority of ADH1 patients are symptomatic including one third with severe symptoms Meta-analysis of published ADH1 case reports Size proportional to study sample number 100% Pagan, 2004 Mancilla, 1997 Hendy, 2003 80% Pearce, 1996 Watanabe, 1998 Uckun-Kitapci, 2005 Tan, 2003 60% Hirai, 2001 Livadariu, 2011 In aggregate, ~60% of familial ADH1 Burren, 2005 cases experienced hypocalcemia- Baran, 2015 Alvarez-Hernandez, 2003 Schouten, 2011 40% Baron, related symptoms with one-third Chikatsu, 2003 Kim, 2010 1996 experiencing severe symptoms Gomes, 2020 Garcia-Castano, 2019 Raue, 2011 20% Kwan, 2018 Nagase, 2002 Lienhardt, 2001 Gorvin, Okazaki, Schoutteten, 2017 Obermannova, 2016 Conley, 2000 2018 1999 Lazarus, 2011 0% Pollak, 1994 Park, 2013 Lovlie, 1996 Lienhardt, 2000 Poppe, 2002 Rasmussen, 2018 Kamiyoshi, 2015 0% 20% 40% 60% 80% 100% % Symptomatic of all cases 23 Source: 31 published reports, cumulatively 252 confirmed ADH1 cases over 24 years % Severe of all casesMajority of ADH1 patients are symptomatic including one third with severe symptoms Meta-analysis of published ADH1 case reports Size proportional to study sample number 100% Pagan, 2004 Mancilla, 1997 Hendy, 2003 80% Pearce, 1996 Watanabe, 1998 Uckun-Kitapci, 2005 Tan, 2003 60% Hirai, 2001 Livadariu, 2011 In aggregate, ~60% of familial ADH1 Burren, 2005 cases experienced hypocalcemia- Baran, 2015 Alvarez-Hernandez, 2003 Schouten, 2011 40% Baron, related symptoms with one-third Chikatsu, 2003 Kim, 2010 1996 experiencing severe symptoms Gomes, 2020 Garcia-Castano, 2019 Raue, 2011 20% Kwan, 2018 Nagase, 2002 Lienhardt, 2001 Gorvin, Okazaki, Schoutteten, 2017 Obermannova, 2016 Conley, 2000 2018 1999 Lazarus, 2011 0% Pollak, 1994 Park, 2013 Lovlie, 1996 Lienhardt, 2000 Poppe, 2002 Rasmussen, 2018 Kamiyoshi, 2015 0% 20% 40% 60% 80% 100% % Symptomatic of all cases 23 Source: 31 published reports, cumulatively 252 confirmed ADH1 cases over 24 years % Severe of all cases

Current therapy for ADH1 (oral calcium, activated Vitamin D) raises blood Ca but does not address disease mechanism; increases UCa, suppresses PTH Without supplementation Summary of key disease measures in ADH1 patients with and without supplementation With supplementation Blood calcium Urine calcium Blood parathyroid hormone mg/dL, mean Calcium:Creatinine ratio, mean pg/mL, mean ULN 1.0 65 ULN Normal Normal 10 60 range range 55 0.8 9 50 45 LLN Encaleret 8 40 0.6 target 35 7 30 0.4 25 Encaleret 6 20 target ULN 15 0.2 Normal 5 10 LLN range 5 Encaleret 4 0.0 0 target N = 19 19 10 10 8 8 ULN = upper limit of normal, LLN = lower limit of normal 24 Source: Pearce et al., Clin Endocrinol (Oxf).1996. PTH values reported as below detection limit or undetectable were recorded as “0”Current therapy for ADH1 (oral calcium, activated Vitamin D) raises blood Ca but does not address disease mechanism; increases UCa, suppresses PTH Without supplementation Summary of key disease measures in ADH1 patients with and without supplementation With supplementation Blood calcium Urine calcium Blood parathyroid hormone mg/dL, mean Calcium:Creatinine ratio, mean pg/mL, mean ULN 1.0 65 ULN Normal Normal 10 60 range range 55 0.8 9 50 45 LLN Encaleret 8 40 0.6 target 35 7 30 0.4 25 Encaleret 6 20 target ULN 15 0.2 Normal 5 10 LLN range 5 Encaleret 4 0.0 0 target N = 19 19 10 10 8 8 ULN = upper limit of normal, LLN = lower limit of normal 24 Source: Pearce et al., Clin Endocrinol (Oxf).1996. PTH values reported as below detection limit or undetectable were recorded as “0”

Encaleret Phase 2 study design

Complete Ongoing



Program Overview
Phase 2 Period 1
Individualized dose escalation
5 days, inpatient
(N=6)
Phase 2 Period 2
Individualized dose adjustment
5 days, inpatient
(N=11-16)
Phase 2 Period 3
Outpatient extension
6 months, outpatient
(N=11-16)
March 2021:
Proof-of-concept early results
2H 2021:
Planned interaction with FDA

Key study objectives:

- **Safety and tolerability**
- **Blood calcium concentration**
- **Urine calcium concentration**
- **Intact parathyroid hormone concentration**

Additional measures

- Blood 1,25-$(OH)_2$ Vitamin D, magnesium, and phosphate
- Urine creatinine, cAMP, citrate, phosphate, sodium, magnesium
- Bone turnover markers (serum collagen C-telopeptide, serum procollagen Type 1 N-propeptide)

25

All trial participants had normal blood and urine calcium by Day 5 Baseline Value (Day 1) Mean Value (Day 5) Blood calcium Urine calcium Blood parathyroid hormone mg/dL mg/day pg/mL 1000 11 120 800 10 90 600 9 60 400 8 30 200 7 0 0 6 † * * All Subjects Average All Subjects Average Average All Subjects *Values below limit of assay quantitation recorded as “0” † Day 4 values used in two subjects given Day 5 values unavailable 26 † Dashed lines reflect normal rangesAll trial participants had normal blood and urine calcium by Day 5 Baseline Value (Day 1) Mean Value (Day 5) Blood calcium Urine calcium Blood parathyroid hormone mg/dL mg/day pg/mL 1000 11 120 800 10 90 600 9 60 400 8 30 200 7 0 0 6 † * * All Subjects Average All Subjects Average Average All Subjects *Values below limit of assay quantitation recorded as “0” † Day 4 values used in two subjects given Day 5 values unavailable 26 † Dashed lines reflect normal ranges

Encaleret Ph baseline characteristics

Characteristic	Encaleret N = 6	*Normal Range*
Age, mean (range)	40 (22-60)	
Female, n (%)	3 (50%)	
Nephrocalcinosis, n (%)	4 (67%)	
ECG QT_cB (msec)	452 ± 9	*< 440*
Corrected Calcium (mg/dL)*	7.6 ± 0.6	*8.4 –10.2*
Intact PTH (pg/mL)*	3.4 ± 4.5	*15 – 65*
Phosphate (mg/dL)*	4.5 ± 0.7	*2.5 – 4.5*
Magnesium (mg/dL)*	1.6 ± 0.4	*1.6 – 2.6*
24h Urine Calcium (mg/24h)	436 ± 255	*< 250-300*
Supplements		
Elemental Calcium (mg/day) [mean (range)]	2317 (800-4000)	
Calcitriol (µg/day) [mean (range)]	0.9 (0.5-2.0)	
***CASR* Variants**	C131Y (2), P221L (2), E604K (1), A840V (1)	

ECG QT_cB = electrocardiogram Bazett-corrected Q-T interval
*Measurements taken pre-dose Day 1 (mean ± SD)

27

Encaleret was generally well-tolerated with no serious adverse events reported after 5 days N = 6 Number of subjects experiencing any Serious Adverse Event 0 (0%) Number of subjects experiencing any Adverse Event 5 (83%) Mild 5 (83%) Moderate 0 (0%) Severe 0 (0%) Number of Adverse Events Reported 9 Mild 9 (100%) Moderate 0 (0%) Severe 0 (0%) Only treatment-related AE was mild, transient, asymptomatic hypophosphatemia (<2 mg/dL) in 2 subjects 28Encaleret was generally well-tolerated with no serious adverse events reported after 5 days N = 6 Number of subjects experiencing any Serious Adverse Event 0 (0%) Number of subjects experiencing any Adverse Event 5 (83%) Mild 5 (83%) Moderate 0 (0%) Severe 0 (0%) Number of Adverse Events Reported 9 Mild 9 (100%) Moderate 0 (0%) Severe 0 (0%) Only treatment-related AE was mild, transient, asymptomatic hypophosphatemia (<2 mg/dL) in 2 subjects 28

Dose dependent-increases in PTH mirrored encaleret levels * 90 180 180 180 180 180 30 8 mg mg mg mg mg mg mg 6 4 2 0 250 200 150 100 50 0 Day 1 Day 2 Day 3 Day 4 Day 5 29 Data shown as mean ± SD *One subject reduced second dose on Day 5 to 120 mg *Dashed line reflects normal range of PTH 15-65 pg/mL iPTH (pg/mL) Plasma Encaleret (μm)Dose dependent-increases in PTH mirrored encaleret levels * 90 180 180 180 180 180 30 8 mg mg mg mg mg mg mg 6 4 2 0 250 200 150 100 50 0 Day 1 Day 2 Day 3 Day 4 Day 5 29 Data shown as mean ± SD *One subject reduced second dose on Day 5 to 120 mg *Dashed line reflects normal range of PTH 15-65 pg/mL iPTH (pg/mL) Plasma Encaleret (μm)

Encaleret normalized blood and urine calcium * 30 90 180 180 180 180 180 11 mg mg mg mg mg mg mg ULN 10 9 LLN 8 7 6 1200 800 400 ULN 0 Day 1 Day 2 Day 3 Day 4 Day 5 Data shown as mean ± SD *Values below limit of assay quantitation were marked as “0” *One subject reduced second dose on Day 5 to 120 mg *Dashed line 30 reflects normal ranges: calcium, 8.4-10.2 mg/dL; 24-hr urine calcium, < 250-300 mg/day . Urine Ca (mg/24 h) Blood cCa (mg/dL)Encaleret normalized blood and urine calcium * 30 90 180 180 180 180 180 11 mg mg mg mg mg mg mg ULN 10 9 LLN 8 7 6 1200 800 400 ULN 0 Day 1 Day 2 Day 3 Day 4 Day 5 Data shown as mean ± SD *Values below limit of assay quantitation were marked as “0” *One subject reduced second dose on Day 5 to 120 mg *Dashed line 30 reflects normal ranges: calcium, 8.4-10.2 mg/dL; 24-hr urine calcium, < 250-300 mg/day . Urine Ca (mg/24 h) Blood cCa (mg/dL)

Conclusions ▪ Encaleret was well-tolerated when administered in escalating oral doses once or twice daily over 5 days, with no serious adverse events reported and no adverse events of moderate or severe intensity ▪ Blood calcium, PTH, and phosphate were normalized and maintained within the normal range on average by day 5 ▪ Urinary calcium excretion was reduced to below the upper limit of normal or undetectable in all participants while on encaleret and eucalcemic ▪ Consistent changes from baseline in blood and urine mineral measurements provide proof-of-concept data that encaleret may be an effective treatment option for ADH1 ▪ Data support further development of encaleret in ADH1 31Conclusions ▪ Encaleret was well-tolerated when administered in escalating oral doses once or twice daily over 5 days, with no serious adverse events reported and no adverse events of moderate or severe intensity ▪ Blood calcium, PTH, and phosphate were normalized and maintained within the normal range on average by day 5 ▪ Urinary calcium excretion was reduced to below the upper limit of normal or undetectable in all participants while on encaleret and eucalcemic ▪ Consistent changes from baseline in blood and urine mineral measurements provide proof-of-concept data that encaleret may be an effective treatment option for ADH1 ▪ Data support further development of encaleret in ADH1 31

Next steps for encaleret include generating further evidence in ongoing Phase 2 study Planned activities ✓ Initiate Phase 2 study in ADH1 2020 ▪ Phase 3 registrational study in ADH1 ✓ Receive ODD from FDA for ADH ▪ Pediatric development program in ADH1 ▪ Evaluation of encaleret in non-genetic ✓ Report Phase 2 proof-of-concept results hypoparathyroidism ❑ Complete enrollment of Cohort 2 in Phase 2 2021 study ❑ Interaction with FDA 32Next steps for encaleret include generating further evidence in ongoing Phase 2 study Planned activities ✓ Initiate Phase 2 study in ADH1 2020 ▪ Phase 3 registrational study in ADH1 ✓ Receive ODD from FDA for ADH ▪ Pediatric development program in ADH1 ▪ Evaluation of encaleret in non-genetic ✓ Report Phase 2 proof-of-concept results hypoparathyroidism ❑ Complete enrollment of Cohort 2 in Phase 2 2021 study ❑ Interaction with FDA 32

Low-dose FGFR inhibitor (infigratinib) for achondroplasia Achondroplasia overview Prevalence Genetic driver Pathophysiology 55,000 (US+EU) – FGFR3 activation Up-regulation of STAT1 and MAPK one of the most common in the growth plate cause cranial, genetic conditions spinal, and stature symptoms Features of a potential best-in-class medicine for achondroplasia Direct targeting of FGFR3 Potential to address all Oral dosing, the most and normalization of both convenient solution for drivers of symptoms, STAT1 and MAPK children with achondroplasia including cranial, spinal signaling pathways and their families and stature issues Claudia, child with achondroplasia 33Low-dose FGFR inhibitor (infigratinib) for achondroplasia Achondroplasia overview Prevalence Genetic driver Pathophysiology 55,000 (US+EU) – FGFR3 activation Up-regulation of STAT1 and MAPK one of the most common in the growth plate cause cranial, genetic conditions spinal, and stature symptoms Features of a potential best-in-class medicine for achondroplasia Direct targeting of FGFR3 Potential to address all Oral dosing, the most and normalization of both convenient solution for drivers of symptoms, STAT1 and MAPK children with achondroplasia including cranial, spinal signaling pathways and their families and stature issues Claudia, child with achondroplasia 33

Potential best-in-class approach targeting achondroplasia directly at its genetic source


FGF
FGFR3
G380R
mutation
Growth plate chondrocyte
Low-dose
infigratinib
On target, selective
inhibition of FGFR3
directly blocking both
STAT1 and MAPK
CNP analogues indirectly
block MAPK
STAT1
MAPK
Misregulated growth plate development

ACH FGFR3 gain-of-function mutation causes:

- 2-3x over-activation of the receptor
- Up-regulation of downstream pathways STAT1 and MAPK
- Aberrant growth plate development, which causes cranial, spinal, and stature symptoms

Low-dose infigratinib has the potential to:

- Directly inhibit the causal gain-of-function mutation in FGFR3
- Normalize both the STAT1 and MAPK signaling pathways
- Reverse all key drivers of symptoms

Source: Ornitz DM et al., Developmental Dynamic 2017, Richette Joint Bone Spine 2007, Unger Curr Osteoporos Rep 2017, Hoover-Fong Am J Gen Med 2017

34

Low-dose infigratinib improves all the key drivers of clinical symptomology in validated ACH mouse model

FGFR3 WT	FGFR3$^{Y367C/+}$	FGFR3$^{Y367C/+}$
No treatment	No treatment	Infigratinib tx

1 Cranial bone issues

17% increase in FM area

6% increase in AP skull length

May lead to **decrease in foramen magnum stenosis** and fewer surgeries



2 Disorders of the spine

12% increase in L4-L6 length

73% increase in disc width

May lead to **decrease** in **spinal stenosis,** possibly **reducing need for surgery**



3 Disproportionate short stature

21% increase in femur length

33% increase in tibia length

May lead to **increased stature** and **proportionality**



Source: Komla-Ebri et al., J Clin Inv 2016
Note: percent increase compared to vehicle treated FGFR3Y367C/+ mouse, infigratinib treatment with 2mg/kg subcutaneous dose

35

Low-dose infigratinib showed potential best in-class preclinical profile in validated achondroplasia mouse model

Company/ Asset	MOA	Route	Status	Mouse model	Tibia length	Femur	Foramen magnum area	L4-L6 height
bridgebio Infigratinib	**Selective FGFR1-3i**	**Oral**	**Ph2**	**$FGFR3^{Y367C/+}$**	32.6%	20.9%	17.0%	12.1%
BIOMARIN Vosoritide (BMN111)	CNP analogue	Daily SQ	Pivotal (NDA filed)	$FGFR3^{Y367C/+}$	6.6%	5.2%	No known publicly available data	3.3%
ascendis pharma TransCon CNP[1]	CNP analogue	Weekly SQ	Ph2	$FGFR3^{Y367C/+}$	12.3%		No known publicly available data	
Pfizer Reifercept (TA-46)	FGFR3 decoy	Weekly SQ	Ph2	$FGFR3^{ACH}$	8.6%	6.2%	No known publicly available data	

Preclinical data from infigratinib and other investigational achondroplasia therapies

Percent increase compared to non-treated mouse

Source: Komla-Ebri et al., J Clin Inv 2016, Lorget et al., Am J Hum Genet 2012, Garcia et al., Science Trans Med 2013, Breinholt ENDO 2017
Note: subcutaneous doses, percent increase compared to vehicle treated $FGFR3^{Y367C/+}$, $FGFR3^{ACH/+}$ mouse as noted in "Mouse model" columns
Infigratinib treatment with 2mg/kg subcutaneous dose [1]Based on vosoritide continuous infusion; *Value estimated using DigitizeIt.

36 b

We have a wide anticipated therapeutic index in achondroplasia

Infigratinib has been tested in >700 humans in our oncology program, providing significant data on PK, tolerability and safety

Most common and dose-limiting side effect is phosphorus elevation (on-target through FGFR1 inhibition), which occurs significantly above our planned achondroplasia doses



Infigratinib dose (mg/kg)
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Starting ACH dose 130x below oncology dose
Expected therapeutic window
0.016
0.032
0.064
0.128
Cohort 1
Cohort 2
Cohort 3
Cohort 4
ACH Ph2 doses
Oncology dose[1]
On-target adverse events[2]
Anticipated minimum efficacious dose[3]

[1]Based on 125mg dose and 60kg adult; [2]Based on estimated TD_{50} at 40mg and 60kg adult; [3]Based on PK modeling and allometric scaling from animal models

37

The PROPEL clinical program is enrolling with data expected in 2H 2021


Observational run-in
Ph2 Dose-finding (n=40)
Long-term extension
Children are followed for a minimum of 6 months to establish baseline annualized growth velocity (AGV)
0.128 mg/kg n=10
0.064 mg/kg n=10
0.032 mg/kg n=10
0.016 mg/kg n=10
Select dose
12 month long-term extension
Potential to enroll 20 additional subjects at selected dose

Key inclusion criteria

- Children 2.5 – 10 years old
- Clinical and molecular ACH diagnosis

Primary objectives

- Baseline annualized growth velocity (AGV)

Primary objectives

- Identify safe therapeutic dose for expansion / pivotal study
- Safety and tolerability
- Change from baseline in AGV

Primary objectives

- Long-term safety and efficacy

38

Maris,
child with CAH

BBP-631: AAV5 gene therapy for congenital adrenal hyperplasia (CAH)

Program overview

Prevalence

75,000 (US+EU) – One of the largest known AAV gene therapy markets

Genetic driver

21-hydroxylase inactivation

Pathophysiology

Inability to produce cortisol causes need for supraphysiologic doses of synthetic steroids, 3x increase in mortality risk, hirsutism, Cushingoid symptoms

We believe CAH is an ideal indication for AAV gene therapy:

- **Low threshold to correct phenotype**, validated by human clinical genetics (~5-10% of WT enzyme activity)
- **Only approach designed to induce endogenous cortisol and mineralocorticoid production**, potentially allowing steroid withdrawal
- **Durable transgene delivery to the adrenal gland of NHPs** with IV dosing of our construct
- **Next catalyst:** initial data from first-in-human study

39

Gene therapy is the only modality designed to treat CAH at its source and allow for production of endogenous cortisol


Healthy Hypothalamic-Pituitary-Adrenal Axis
CRF
Hypothalamus
ACTH
Pituitary gland
Adrenal gland
Progesterone
17a hydroxy-progesterone
Androgens
21-hydroxylase
21-hydroxylase
Aldosterone
Cortisol

In a functional HPA system, cortisol and aldosterone are produced as needed by the body. Cortisol serves as a "brake" on the CRF/ACTH system


Hormonal dysregulation with 21OHD; no cortisol "brake" on ACTH, shunting of 17OHP to androgens
CRF
Hypothalamus
ACTH
Pituitary gland
Adrenal gland
Progesterone
17a hydroxy-progesterone
Androgens
Aldosterone
Cortisol

In CAH, cortisol and aldosterone are not able to be produced. The lack of a "cortisol brake" results in buildup of progesterone and 17OHP, leading to an excess of androgen production

CAH patients have 3-4X higher mortality than the general population, and suffer significant morbidity ranging across cardiovascular and metabolic disease, bone disease, infertility, chronic fatigue, and other disorders.

40

CAH: NHP study showed durable transgene expression; 5-10% of WT enzyme may be sufficient for clinical impact Genotype-phenotype studies show that Mouse studies show a VGC of only 0.13 NHP studies show sustained VGC and RNA >5-10% of enzyme activity results in at 18 wks was sufficient for phenotypic out to 6 months nonclassical CAH correction Stimulated cortisol (ug/dl) Progesterone levels in Cyp 21-/-mice VG Copies per Cell (DNA) hCYP21A2/Ywhaz (RNA) • Due to the high enzymatic efficiency/selectivity • At 15 weeks in treated mice, progesterone (the of 21-OHase, only a small amount of enzyme is key substrate of 21OHase in mice) was required to rescue the phenotype significantly reduced vs untreated mice • Transgene expression is dose-dependent and stable out at 24 wks • We can durably transduce the NHP adrenal gland with our construct at >20x the vector required to correct the CAH phenotype in mice Source: Perdomini, Gene Therapy 2017; ESGCT 2019 41CAH: NHP study showed durable transgene expression; 5-10% of WT enzyme may be sufficient for clinical impact Genotype-phenotype studies show that Mouse studies show a VGC of only 0.13 NHP studies show sustained VGC and RNA >5-10% of enzyme activity results in at 18 wks was sufficient for phenotypic out to 6 months nonclassical CAH correction Stimulated cortisol (ug/dl) Progesterone levels in Cyp 21-/-mice VG Copies per Cell (DNA) hCYP21A2/Ywhaz (RNA) • Due to the high enzymatic efficiency/selectivity • At 15 weeks in treated mice, progesterone (the of 21-OHase, only a small amount of enzyme is key substrate of 21OHase in mice) was required to rescue the phenotype significantly reduced vs untreated mice • Transgene expression is dose-dependent and stable out at 24 wks • We can durably transduce the NHP adrenal gland with our construct at >20x the vector required to correct the CAH phenotype in mice Source: Perdomini, Gene Therapy 2017; ESGCT 2019 41

NHP protein data using mass spec methods suggests potentially therapeutic levels of 21-hydroxylase enzyme

- We have developed mass-spec methods to quantify protein expression by identifying differential peptides between human and NHP 21-OH
- These data suggest dose-dependent enzyme expression in the adrenal cortex from 9%-24% of WT levels
- Genotype-phenotype relationship suggests as little as 5% of WT enzyme activity is associated with the mild/asymptomatic non-classic form of CAH

Human 21-hydroxylase protein as a % of NHP 21-hydroxylase protein (Mass Spec quantification)



24%
13%
9%
Mild or asymptomatic (non-classic CAH)
5e12 vg/kg
1.5e13 vg/kg
4.5e13 vg/kg
Dose

Source: Data on file

42

BridgeBio oncology research World-class oncology team drives our discovery and development Eli Wallace CSO Oncology Research Pedro Beltran SVP Oncology Frank McCormick Chairman of Oncology Richard Scheller Chairman of R&D Basia, pancreatic cancer patient (>90% KRAS-driven) 43BridgeBio oncology research World-class oncology team drives our discovery and development Eli Wallace CSO Oncology Research Pedro Beltran SVP Oncology Frank McCormick Chairman of Oncology Richard Scheller Chairman of R&D Basia, pancreatic cancer patient (>90% KRAS-driven) 43

Three disclosed oncology research targets

SHP2 (BBP-398)


Receptor tyrosine kinase signals
(EGFR, ALK, TRK, RET)
Cancer mutations lock
KRAS in its active state
SHP2
KRAS GTP
RAS(ON)
KRAS
GDP
RAS(OFF)
RAS effectors
Tumor cell
proliferation
and survival
RAF
PI3K

- Potential best-in-class oral compound
  - Optimized safety, PK and PD profile
  - Maximizes combination therapy potential
- First-in-human study initiated 4Q20

KRAS


Receptor tyrosine kinase signals
(EGFR, ALK, TRK, RET)
Cancer mutations lock
KRAS in its active state
SHP2
Prenylation
C185
KRAS GTP
RAS(ON)
KRAS
GDP
RAS(OFF)
H95
RAS effectors
Tumor cell
proliferation
and survival
RAF
PI3K

- Multiple unexploited sites
- Comprehensive pan-mutant targeting approaches

GPX4


Cancer cell membrane
Cell membrane damage
Lipid oxy-
radicals
GPX4
Detoxification of
lipid free radicals,
cell survival
GPX4
Death by
ferroptosis

- Potential first in class compound for novel cancer target
- *In vivo* monotherapy activity and combo potential

44

Partnerships afford us exceptional collaborators and resources

NIH NATIONAL CANCER INSTITUTE



- Partnership with the National RAS Initiative, including 60 of the world's **foremost academic RAS researchers**
- Cutting edge RAS **structural biology expertise**
- Utilization of **cutting-edge instrumentation and techniques**, as well as the **expertise** to lead experiments

Lawrence Livermore National Laboratory



- Home to Sierra: the **world's 3rd fastest computing system**
- Enables **multi-microsecond molecular dynamics simulations** of protein complexes, and highly efficient *in silico* **docking simulations**
- This computing power, combined with RAS structural biology expertise at the NCI, delivers **unique insights that fuel our drug design**

45

Crystal structure enables a static understanding of the target …

KRAS4b model based on crystal



G-domain
G-domain switch I
G-domain switch II
Hypervariable region

One therapeutic approach is to inhibit KRAS4b **membrane localization** by targeting **hypervariable region**

Static model reveals only a **subset of potential binding sites** for pharmacological compounds

46

… whereas molecular dynamics simulation reveals transient conformations and interactions

KRAS4b simulation



G-domain
G-domain switch I
G-domain switch II
Hypervariable region

Reveals possible KRAS4b **HVR transient localization to G-domain**

Elucidates potential transient druggable pocket where **compounds could react covalently with C185**

Enables *in silico* SAR to **inhibit KRAS4b membrane localization**

47

KRAS: multiple shots on goal with our pan-mutant inhibitor programs – each with a unique MOA targeting a novel pocket

KRAS pathway in cancer


Receptor tyrosine kinase signals (EGFR, ALK, TRK, RET)
Cancer mutations lock KRAS in its active state
SHP2
Prenylation
C185
KRAS GTP
RAS(ON)
KRAS GDP
RAS(OFF)
H95
RAS effectors
RAF
PI3K
Tumor cell proliferation and survival

Program	MOA	Targets KRAS GTP	Pan-mutant	Crystal structure	Molecular Dynamics
Program 1: H95 targeting	▪ Directly binds activated KRAS through H95 ▪ Inhibits KRAS from signaling through effectors	✓	✓	✓	✓
Program 2: PI3K effector blocking	▪ Blocks specific interaction between KRAS and PI3Ka ▪ Blocks PI3K / AKT effector signaling	✓	✓	✓	✓
Program 3: C185 targeting	▪ Blocks KRAS from tethering ▪ Blocks conversion of inactive KRAS GDP to active KRAS GTP	✓	✓		✓

Our programs are designed to address all KRAS driver mutations, which occur in >30% of all cancers

48

SHP2: Our compound shows best-in-class potential in a large cancer market

Our SHP2i blocks downstream MAPK signaling and abrogates T cell exhaustion



Receptor tyrosine kinase signals
(EGFR, ALK, TRK, RET)
SHP2
KRAS GDP
KRAS GTP
RAS(OFF)
RAS(ON)
RAS effectors
Tumor cell proliferation and survival
Programmed death-ligand 1 (PD-L1)
Programmed death -1 (PD-1) receptor
SHP2
T cell exhaustion
Downstream signaling

We believe BBP-398 has the ideal properties for combination with a multitude of other therapeutic classes

Human half life: ~10-15 hours[1]

- Allows for recovery above EC50 and reduced MAPK-driven tox

Potentially differentiated safety profile for combination therapy

- hERG IC50 (μM)*: >100: No QT prolongation

SHP2i combination potential

US + EU incidence, '000s

Supporting evidence[2]

Preclinical data:



BBIO SHP2i
Other SHP2i
ALKi
30
KRASG12C
90
BRAFi
(BRAF mutant)
120
CDK4/6
120
EGFRi
135
MEK
(NF1 LOF)
180
PD-1
300

~1 million patients annually

1 Human PK predictions; 2 Preclinical data of combination efficacy with SHP2i

SOURCE: US incidence estimated from SEER, TCGA and Kiuru & Busam "The NF1 gene in tumor syndromes and melanoma"; all scaled for WW incidence

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DUSP6 mRNA (Fold Change) DUSP6 mRNA (Fold Change) BBP-398 displays a PK/PD profile that may allow for daily pathway recovery and 100 1.5 improve SHP2 inhibitor tolerability 1 BBP-398 PK/PD data BBP-398 steady state PK simulation 10 1.0 BBP-398 predictions are based on allometric scaling and preclinical data 1 0.5 10.0 BBP-398 MAPK pathway MAPK pathway recovery Predicted RP2D inhibition >16h minimizes on-target 0.1 0.0 maximizes efficacy toxicity 4 8 12 16 20 24 Time post dose (hours) Plasma PK BBP-398 100 mg/kg DUSP6 mRNA BBP-398 100 mg/kg BBP-398 IC 50 3 1.5 mM 100 Pathway inhibition 1.0 BBP-398 plasma 2 DUSP6 mRNA conc. mM (Fold Change) 1.0 10 BBP-398 IC * 2 50 50% DUSP6 0.5 ~1.5 mM 1 inhibition 0.1 0.0 0.1 0 20 40 60 80 100 120 140 160 180 4 8 12 16 20 24 Time (hr) Time post dose (hours) Maximal efficacy achieved with IC coverage >16h Plasma PK BBP-398 100 mg/kg BBP-398 PK profile is consistent with tolerable daily dosing 50 • At maximum efficacious dose BBP-398 >1.5 mM for the majority of • Daily dosing allows for efficient titration in combination studies DUSP6 mRNA BBP-398 100 mg/kg the interval 1 PKPD data from mouse KYSE-520 xenografts following a single dose of BBP-398 2 DUSPs are negative feedback regulators of the MAPK pathway; DUSP6 expression is correlated with high pERK activity 3 IC50 based on DUSP6 mRNA fold change in mouse KYSE-520 and MiaPaCa-2 xenografts Plasma conc.,mM Plasma conc.,mM BBP-398 plasma concentration (mM)DUSP6 mRNA (Fold Change) DUSP6 mRNA (Fold Change) BBP-398 displays a PK/PD profile that may allow for daily pathway recovery and 100 1.5 improve SHP2 inhibitor tolerability 1 BBP-398 PK/PD data BBP-398 steady state PK simulation 10 1.0 BBP-398 predictions are based on allometric scaling and preclinical data 1 0.5 10.0 BBP-398 MAPK pathway MAPK pathway recovery Predicted RP2D inhibition >16h minimizes on-target 0.1 0.0 maximizes efficacy toxicity 4 8 12 16 20 24 Time post dose (hours) Plasma PK BBP-398 100 mg/kg DUSP6 mRNA BBP-398 100 mg/kg BBP-398 IC 50 3 1.5 mM 100 Pathway inhibition 1.0 BBP-398 plasma 2 DUSP6 mRNA conc. mM (Fold Change) 1.0 10 BBP-398 IC * 2 50 50% DUSP6 0.5 ~1.5 mM 1 inhibition 0.1 0.0 0.1 0 20 40 60 80 100 120 140 160 180 4 8 12 16 20 24 Time (hr) Time post dose (hours) Maximal efficacy achieved with IC coverage >16h Plasma PK BBP-398 100 mg/kg BBP-398 PK profile is consistent with tolerable daily dosing 50 • At maximum efficacious dose BBP-398 >1.5 mM for the majority of • Daily dosing allows for efficient titration in combination studies DUSP6 mRNA BBP-398 100 mg/kg the interval 1 PKPD data from mouse KYSE-520 xenografts following a single dose of BBP-398 2 DUSPs are negative feedback regulators of the MAPK pathway; DUSP6 expression is correlated with high pERK activity 3 IC50 based on DUSP6 mRNA fold change in mouse KYSE-520 and MiaPaCa-2 xenografts Plasma conc.,mM Plasma conc.,mM BBP-398 plasma concentration (mM)

SHP2: BBP-398 monotherapy study initiated in 2020; combo trials to follow

Clinical development timeline

First patient treated 4Q20

2020	2021	2022+

Monotherapy

- **Monotherapy study initiated 2H 2020**
- Dose escalation followed by dose expansion
- Starting dose 80mg

Combo Therapy

- **Partnered with Perceptive-backed LianBio in China to expand exploration of potential combo therapies**
- Dose escalation followed by dose expansion
- Priority combinations include osimertinib, and G12Ci in NSCLC

Initial clinical combinations of focus based on SHP2i preclinical data

	SHP2i Combination Partner	Tumor growth inhibition
KRAS G12Ci	AMG 510	**~130%**
EGFRi	Osimertinib	**~125%**
PD-1	Anti-mouse PD-1	**~90%**
MEK	Trametinib	**~80%**
CDK4/6 and MEK	Trametinib + palbociclib	**~110%**

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Major catalysts across the pipeline anticipated over the next 12 months

ANTICIPATED

Execution in 2021	4 core value drivers	Pipeline upside
☑ **BBIO / EIDX merger closure:** Completed January 26th	☑ **Encaleret (CaSRi) for ADH1:** Ph2 proof-of-concept data (March '21)	☐ **COL7 replacement for RDEB:** Data from Ph2 study (late '21 / early '22)
☑ **Four new INDs cleared**	☐ **Acoramidis (ATTR stabilizer) for ATTR-CM:** Ph3 topline data (4Q21)	☐ **SHP2 inhibitor for RAS and RTK driven cancer:** Monotherapy Phase 2 dose selection (2022)
☑ **NULIBRY™ (fosdenopterin) for MoCD type A:** FDA approval	☐ **Low-dose infigratinib (FGFRi) for achondroplasia:** Ph2 proof-of-concept data (1H22)	☐ **Ribitol for LGMD2i:** Ph2 proof-of-concept data (2022)
☑ **TRUSELTIQ™ (high-dose infigratinib) for second-line cholangiocarcinoma:** FDA approval	☐ **AAV5 gene therapy for CAH:** Initial data from Ph1/2 study (mid-22)	☐ **KRAS inhibitor program:** Clinical candidate selection (2022)
	☐ **Acoramidis (ATTR stabilizer) for ATTR-CM:** NDA submission (1H22)	

$1bn+ in cash and equivalents as of March 2021 anticipated to provide runway into 2023

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